AFBA Five Star Fund(SM)

100% pure no-load mutual funds


Annual Report
March 31, 1998



MESSAGE
To Our Shareholders

We are pleased to bring you the first AFBA Five Star Fund annual report for the period ended March 31, 1998.

The ten months ended March 31, 1998 was a successful period for the Fund. Since publication of our semiannual report dated September 30, 1997, the Fund has grown to total assets of $9.6 million with an increase in shareholder accounts of about 51%. Total distribution per share for the Fund for the fiscal period are as follows:
                        Investment      Short-Term
                        Income          Capital Gains   Total
Balanced		$	.2343	$	.0357	$	.27
Equity                  $       .0465   $       .0635   $       .11
High Yield 		$	.3184	$	.0016	$	.32
USA Global		$	.0498	$	.0012	$	.0510

The balance of this report will be the Portfolio Management Review, in which the Fund's investment counsel, Kornitzer Capital Management, Inc. will discuss Fund performance, stock market and economic trends, as well as other matters of interest to our investors.

We welcome the new investors who have joined us, and look forward to continuing our efforts to provide all of our shareholders with consistent, favorable returns in the future.
Sincerely,

/s/C.C. Blanton
C.C. Blanton
Chairman


Portfolio Management Review

We are proud to be reporting to you in the first annual report for the AFBA Five Star Fund. We want to thank all our fellow shareholders for their support. In the September 1997 semiannual report to shareholders we spent time discussing our investment philosophies and strategies for each Fund. In this report we will share more information about our investment staff and how our research and portfolio management process works. We will also spend time discussing our outlook for the U.S. financial markets. After this discussion we will update shareholders on the latest strategies, holdings and performance of the AFBA Five Star Fund.

Kornitzer Capital Management, Inc. (KCM), the Fund's investment counsel, has a unique breakdown of responsibilities in managing the AFBA Five Star Fund.
Each professional has a different background, having researched or worked in various industries over time. Based on their area of expertise each individual is responsible for closely covering certain industries and is empowered to recommend the purchase/sale of both stocks and bonds in those industries for the Funds. Each Fund has a lead manager whose job is to both contribute research to the team and execute trades and allocate recommendations to the proper Fund. In greater detail, individual backgrounds and responsibilities to the Funds are as follows:

John Kornitzer - John is President, founder and Chief Investment Officer of KCM. John created the USA Global investment concept. His investment career spans some 35 years and includes experience in the bear markets of 1969-70 and 1973-74. John shaped the firm's basic investment philosophies and acts as a research generalist having covered the broadest range of industries over his career.

Kent Gasaway - Kent is Senior Vice President of KCM and acts as lead manager for both the AFBA Five Star Balanced and High Yield Funds. Kent has over 15 years of stock and bond research and portfolio management experience. Kent's major industry responsibilities include Oil & Gas, Metals, Autos, Capital Goods, Paper and Healthcare Services.

Tom Laming - Tom is Senior Vice President of KCM and acts as lead manager for both the AFBA Five Star Equity and USA Global Funds. Tom was instrumental in creating the firm's proprietary equity screening discipline. Tom's areas of industry expertise include Technology, Airlines, Chemicals, Railroads, Food & Beverage and Pollution Control.

Robert Male - Bob is Vice President of KCM and has over 10 years of stock and bond research experience. Bob's major industry responsibilities include Retail, Banks, Insurance, Telecommunications, Household Products and Gaming.

Rich Rosenthal - Rich is a Senior Research Analyst at KCM. Rich's areas of industry expertise include Aerospace, Defense, Technology, Drugs, Biotech and Medical Supplies.

Stock selection by the research team is assisted by a proprietary screening process which helps identify attractive companies in both the growth and value categories. However, the final decision to purchase any security (stock or bond) is based on rigorous fundamental research of the company. This includes detailed analysis and modeling of company financial statements and often includes visiting with company management. KCM anticipates there will be further additions to the research team in coming years and will familiarize shareholders with new names and responsibilities as they come on board.

Now let us talk about the financial markets. Much has happened over the past six months. In our opinion, the U.S. escaped a serious problem by leading the efforts to contain the Asian financial crisis. Had the collapse of currencies and flight of capital spread to China, South America, Latin America and possibly even Japan, U.S. markets would have fared much worse. Those Asian countries most affected by the crisis are now experiencing economic recessions. Without containment much of the world might now be headed for recession. This was a close call, don't let anyone tell you it wasn't. There still remains some risk that the crisis could repeat itself as both Japan and Indonesia are resisting needed reforms. At present we believe the situation is under control, but should be monitored closely.

While the International Monetary Fund (IMF) has been criticized for the strict reforms it ordered on various Asian countries in exchange for monetary aid, the speed of their actions and the strong role they played must be commended. Influenced by the IMF, the U.S. Treasury Department and top officials of other developed countries, major financial and regulatory reforms are now taking place in Korea and Thailand. Some of the key reforms include the elimination of government directed loans by private banks, the closing of bankrupt banks and the ability of foreign companies to purchase majority stakes in Korean and Thai companies. These reforms have restored confidence in the currencies and stock markets of both countries with each having rebounded from their low point. Long-term these reforms are positive for U.S. companies that wish to enter these markets to do business. These markets should be more open to foreign investment and foreign control with less political corruption.

Turning back to the U.S. we are witnessing nothing less than boom conditions. The economy is booming - only the slowdown in exports is keeping Gross Domestic Product (GDP) from growing in excess of 5%. The stock market is booming. The real estate market is heating up. How much longer this party lasts or with what vigor it will continue is now partly in the hands of the Federal Reserve. With the Asian crisis now seemingly in the recovery stage the Fed will likely redirect its attention back to the domestic economy.

The next move by the Fed will be very telling because it may signal whether they believe there are structural changes taking place in the economy that will allow for faster growth without increased inflation. This camp, which may include Chairman Alan Greenspan, believes the economy is much less prone to inflation than previously thought. Some of the reasons for this sustainable change include the technology revolution, global competition, the decline of unions, deregulation of most industries, managed healthcare and the continuing high level of business investment. The traditional central banker argument would be that it is dangerous to wait until inflation pressures build before raising interest rates. Interest rates should be used as a preventive tool when the economy is exhibiting signs of strength. No one knows which camp will win, but a move to raise rates would likely lead to a short-term correction in the stock market.

Over the past year KCM has remained committed to its philosophy of stressing consistent returns and paying close attention to the risk profile of all the Funds. As you will read in the upcoming paragraphs on each of the Funds, KCM positioned the Funds in a more defensive position during the months leading up to the Asian crisis. This meant a bit more cash than usual and less exposure to companies doing business in Asia. Looking back, the U.S. market experienced only a minor correction and bounced back with amazing speed. However, if we faced the same situation today our strategy would be no different. The risk level in the market was very high and the outcome was impossible to predict. Stocks could have easily dropped 20% versus rising 20% as they eventually did.

With the world macroeconomic picture now more settled, our strategy as we move forward in 1998 is to intensify our research efforts and focus on picking attractive stocks and bonds. The KCM research team has recently embarked on an effort to do in-depth reviews of industries with high growth potential. One recent review was done on the genomics (study of human genes) industry - a high technology industry which represents the next evolutionary step in disease management and prevention. Our findings here may lead to numerous investments in genomics issues for the AFBA Five Star Funds, which could add strong growth potential (long-term). As the year progresses, we intend to target other high growth industries for proprietary research to supplement our ongoing efforts.

The following is a snapshot and comment on how each of the AFBA Five Star Funds performed since inception.

AFBA Five Star Balanced Fund

AFBA Five Star Balanced Fund generated a total return (price change and reinvested distributions) of 6.22% for the quarter ended March 31, 1998. It is important to note that this performance for the Balanced Fund was achieved despite an ending fund allocation of only 33% to common stocks during a strong period for equities. This allocation is well below the average balanced fund which typically invests over 50% of assets in common stocks according to Morningstar, Inc.

The Balanced Fund's asset allocation continues to be driven by a philosophy which emphasizes consistent performance and a low level of fund price volatility. We continue to recommend this Fund for those investors wanting to reduce, but not eliminate exposure to stocks. The Fund's current combination of roughly 1/3 blue chip stocks, 1/3 high yield corporate bonds and 1/3 high yield convertible securities produces a high level of current income and positions the Fund for reasonable capital appreciation during a rising stock market. The period was a perfect example. In addition to it's position in equities, the Fund benefited from numerous large gains in convertible security holdings. These included such issues as Kmart, Bethlehem Steel and Loral Space & Communications. Strong equity performers for the period included companies such as Beneficial Corp., Chase Manhattan Corp., McDermott International, PMI Group and Texas Industries.

GRAPH -- AFBA Five Star Balanced Fund versus S&P 500 and Merrill Lynch Bond Fund Index Weighted Average

Total return for the life of the Fund (inception June 3, 1997) as of March 31, 1998, was 16.64%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


AFBA Five Star Equity Fund

AFBA Five Star Equity Fund generated a total return (price change and reinvested distributions) of 8.28% for the quarter ended March 31, 1998.

The Fund's performance during the period was impacted for two reasons. First, the Fund was "under construction" during the initial months as it took some time to get invested in its core holdings. Also, as explained earlier the Fund at times held over 30% of assets in cash as a defensive measure to the threat of the Asian crisis. The Fund also reduced holdings of companies with significant business exposure to Asia.

Top stocks for the period included names such as Merck, A T & T, Sara Lee and Bestfoods. The Fund now carries a modest cash position and is back to the core focus of buying a combination of both growth and value stocks. Individual stock-picking will be the key to performance for the coming year.

GRAPH -- AFBA Five Star Equity Fund versus S&P 500

Total return for the life of the Fund (inception June 3, 1997) as of March 31, 1998, was 18.81%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


AFBA Five Star High Yield Fund

AFBA Five Star High Yield Fund generated a total return (price change and reinvested distributions) of 2.11% for the quarter ended March 31, 1998. Many of the same convertible securities highlighted in our discussion of the Balanced Fund were also deployed in the High Yield Fund. Other outperforming issues over the past year included securities such as McDermott International and Argosy Gaming.

The Fund continues to bolster its large holdings of high yielding convertible bonds in the technology sector. Another area of recent interest is the copper industry which is terribly out of favor, but showing early signs of a turnaround in the supply/demand equation. New purchases here include Freeport Copper & Gold and Cypress Amax Minerals. The Fund ended the period with a large cash position. This position was not strategic, but was the result of a large inflow of new cash. This cash is now being invested at a steady pace.

GRAPH -- AFBA Five Star High Yield Fund versus
Merrill Lynch High Yield Bond Fund Index

Total return for the life of the Fund (inception June 3, 1997) as of March 31, 1998, was 9.37%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


AFBA Five Star USA Global

AFBA Five Star USA Global Fund generated a total return (price change and reinvested distributions) of 8.87% for the quarter ended March 31, 1998. The Fund must be primarily compared to U.S. benchmarks because it owns only U.S. stocks. However, the Fund has a strong international component since all companies in the Fund must receive at least 40% of sales or net income from outside the United States.

Much like the Equity Fund, the USA Global Fund suffered from the "under construction" period and a larger than normal cash position during the highest risk period of the Asian crisis. The Fund also restructured some of its holdings in anticipation of the crisis.

We believe the companies in the Fund could be the biggest long-term beneficiaries of the many positive reforms taking place throughout Asia. We say this with confidence because the Fund concentrates on the type of U.S. companies most likely to already have or soon will have major investments in these countries. We have rarely been more optimistic about the long-term prospects for U.S. multinational companies. Down the road we believe the Asian crisis will be viewed as a precursor to freer markets throughout the region and as a major buying opportunity for these companies.

Some of the Fund's top performers for the period included AFLAC, Bristol-Myers Squibb, Cisco, Interface and Schering-Plough.

We look forward to reviewing all the Funds with you in future letters. All of us on the KCM research team thank you for your confidence in our management of the AFBA Five Star Fund. We are fully committed to helping you achieve your financial success in the future.

GRAPH -- AFBA Five Star USA Global Fund versus S&P 500

Total return for the life of the Fund (inception June 3, 1997) as of March 31, 1998, was 12.16%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Sincerely,


/s/John Kornitzer
John Kornitzer
President

/s/Kent Gasaway
Kent Gasaway
Sr. Vice President


/s/Tom Laming
Tom Laming
Sr. Vice President


AFBA FIVE STAR
BALANCED FUND

STATEMENT OF NET ASSETS
March 31, 1998

     SHARES   COMPANY                                 COST      MARKET VALUE
Common Stocks - 32.86%
Basic Materials - 2.81%
      1,500   Republic Group, Inc.                 $    30,216     $    30,563
        300   Texas Industries, Inc.                    12,896          17,344
                                                        43,112          47,907
Capital Goods - 2.90%
      1,000   Elcor Corp.                               26,238          26,875
        200   Lockheed Martin Corp.                     19,971          22,500
                                                        46,209          49,375
Consumer Cyclical - 2.17%
      1,000   Dillard's, Inc. Cl. A                     37,006          36,937

Consumer Staples - 1.98%
        800   Dial Corp.                                13,490          19,150
      1,000   Pilgram's Pride Corp.                     12,925          14,562
                                                        26,415          33,712
Energy - 6.38%
        300   Enron Corp.                               11,771          13,912
        500   McDermott (J. Ray) SA*                    16,775          21,063
        700   McDermott International, Inc.             22,810          28,919
        500   Triton Energy Ltd. Cayman Islands Cl. A*  14,319          18,375
        500   United Meridian Corp.*                    18,306          15,125
      1,500   Wainoco Oil Corp.*                        11,602          11,344
                                                        95,583         108,738
Financial - 8.31%
        200   Allstate Corp.                            14,487          18,388
        500   American Financial Group, Inc.            20,994          21,687
        300   Beneficial Corp.                          23,903          37,294
        200   Chase Manhattan Corp.                     21,529          26,975
        250   Fleet Financial Group, Inc.               18,262          21,266
        200   PMI Group, Inc.                           11,910          16,150
                                                       111,085         141,760
Health Care - 1.12%
        200   American Home Products Corp.              15,448          19,075

Technology - 5.46%
      1,000   Diebold, Inc.                             45,081          44,000
        400   GTE Corp.                                 19,320          23,950
      1,000   Seagate Technology, Inc.*                 30,644          25,250
                                                        95,045          93,200
Transportation & Services - 1.73%
      1,000   Southwest Airlines Co.                    24,734          29,562
Total Common Stocks                                    494,637         560,266

Convertible Preferred Stocks - 11.98%
      1,000   Bethlehem Steel Corp., $3.50, 144A        42,025          47,500
      1,000   Cyprus Amax Minerals Co.,
                $4, Series A*                           49,625          48,500
      1,700   ICO, Inc.,
                dep. shrs. repstg. 1/4 pfd. cv.         38,687          37,719
        500   Kmart Financing I,
                7.750% tr. cv. pfd. secs.               27,786          31,375
        300   Loral Space & Communications Ltd.,
                Series C                                15,362          22,575
        400   McDermott International, Inc.,
                Series A                                13,530          16,550
Total Convertible Preferred Stocks                     187,015         204,219

       FACE
     AMOUNT   DESCRIPTION                               COST      MARKET VALUE
Corporate Bonds - 12.89%
$    30,000   Argosy Gaming Co.,
                13.25% 1st. mtg. note,
                due 6-1-04                              30,093          33,450
     40,000   CompUSA, Inc.,
                9.50% gtd. sr. sub. note,
                due 6-15-00                             41,084          41,450
      5,000   Giant Industries, Inc.,
                9.75% gtd. sr. sub. note,
                due 11-15-03                             5,150           5,213
      5,000   HS Resources, Inc.,
                9.875% sr. sub. note,
                due 12-1-03                              5,100           5,200
     20,000   Kmart Corp.,
                8.25% note,
                due 1-1-22                              19,220          20,283
      5,000   Nortek, Inc.,
                9.875% sr. sub. note,
                due 3-1-04                               5,185           5,206
      5,000   Pilgrim's Pride Corp.,
                10.875% sr. sub. note,
                due 8-1-03                               5,200           5,262
      5,000   United Refining Co.,
                10.75% sr. note, Series A,
                due 6-15-07                              4,975           5,275
     50,000   VLSI Technology, Inc.,
                8.25% sub. note,
                due 10-1-05                             50,000          49,688
     50,000   Wiser Oil Co. Delaware,
                9.50% sr. sub. note,
                due 5-15-07                             49,600          48,875
Total Corporate Bonds                                  215,607         219,902

Convertible Corporate Bonds - 20.22%
$    15,000   Air & Water Technologies Corp.,
                8.00% sub. deb.,
                due 5-15-15                             12,650          12,469
     30,000   Allwaste, Inc.,
                7.25% sub. deb.,
                due 6-1-14                              29,869          27,675
     25,000   Danka Business Systems PLC,
                6.75% sub. note,
                due 4-1-02                              23,969          24,031
     50,000   HMT Technology Corp.,
                5.75% sub. note,
                due 1-15-04                             44,837          42,750
     40,000   Integrated Device Technology, Inc.,
                5.50% sub. note,
                due 6-1-02                              34,262          35,850
     55,000   Intevac, Inc.,
                6.50% sub. note 144A,
                due 3-1-04                              48,494          42,693
     40,000   Key Energy Group, Inc.,
                5.00% sub. note,
                due 9-15-04                             33,500          33,500
     35,000   Micron Technology, Inc.,
                7.00% sub. note,
                due 7-1-04                              35,000          33,731
     10,000   Moran Energy, Inc.,
                8.75% sub. deb.,
                due 1-15-08                              9,288           9,850
     50,000   National Semiconductor Corp.,
                6.50% sub. note 144A,
                due 10-1-02                             48,562          48,438
     10,000   OHM Corp.,
                8.00% sub. deb.,
                due 10-1-06                              9,650           9,775
     10,000   Oryx Energy Co.,
                7.50% sub. deb.,
                due 5-15-14                              9,963          10,025
      5,000   Swift Energy Co.,
                6.25% sub. note,
                due 11-15-06                             4,930           4,900
     10,000   Weston (Roy F), Inc.,
                7.00% sub. deb.,
                due 4-15-02                              8,800           9,038
Total Convertible Corporate Bonds                      353,774         344,725

Repurchase Agreement - 19.94%
    340,000   UMB Bank, n.a., 5.38%, due 4-1-98
              (Collateralized by $347,203
              U.S. Treasury Notes,
              6.25%, due 4-30-01)                      340,000         340,000
Total Investments - 97.89%                         $ 1,591,033       1,669,112

Other assets less liabilities - 2.11%                                   35,993

Total Net Assets - 100.00%
	(equivalent to $11.39 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        149,658 shares outstanding)                                $ 1,705,105



For federal income tax purposes, the identified cost of investments owned at March 31, 1998, was $1,591,033.
Net unrealized appreciation for federal income tax purposes was $78,079, which is comprised of unrealized appreciation of $102,878 and unrealized depreciation of $24,799.

*Non-income producing security

See accompanying Notes to Financial Statements.


AFBA FIVE STAR
EQUITY FUND

STATEMENT OF NET ASSETS
March 31, 1998

     SHARES   COMPANY                                   COST      MARKET VALUE
Common Stocks - 89.60%
Basic Materials - 4.89%
      2,100   Georgia Gulf Corp.                   $    65,843     $    56,963
        300   Praxair, Inc.                             14,696          15,431
      2,300   Sigma Aldrich Corp.                       83,322          85,675
        300   Texas Industries, Inc.                    13,515          17,343
                                                       177,376         175,412
Capital Goods - 7.11%
        800   Boeing Co.                                45,228          41,700
      1,400   Elcor Corp.                               37,489          37,625
        100   Lockheed Martin Corp.                     10,686          11,250
        100   Northrop Grumman Corp.                    11,536          10,743
      1,000   Rockwell International Corp.              59,050          57,375
      1,600   Sundstrand Corp.                          89,490          96,800
                                                       253,479         255,493
Consumer Cyclical - 10.84%
      1,700   Cendant Corp.*                            61,948          67,363
      2,600   CompUSA, Inc.*                            77,376          67,600
      2,000   Dillard's, Inc. Cl. A                     73,467          73,875
      1,500   FDX Corp.*                                96,050         101,156
        600   Interface, Inc. Cl. A                     24,450          24,450
      3,300   Kmart Corp.*                              49,342          55,069
                                                       382,633         389,513
Consumer Staples - 12.55%
        700   Bestfoods, Inc.                           64,557          81,813
        500   Coca-Cola Co.                             31,650          38,719
      3,500   Dial Corp.                                71,900          83,781
      1,200   McDonald's Corp.                          57,323          72,000
        300   Reebok International Ltd.*                 8,977           9,150
      1,500   Sara Lee Corp.                            78,181          92,438
      3,000   Viad Corp.                                61,231          72,750
                                                       373,819         450,651
Energy - 13.77%
        700   Amoco Corp.                               64,504          60,463
        800   British Petroleum PLC Sh F ADR            65,452          68,850
        700   Chevron Corp.                             54,904          56,219
      2,400   Enron Corp.                              101,220         111,300
      1,000   Mobil Corp.                               70,050          76,625
      3,300   Triton Energy Ltd. Cayman Islands Cl. A* 126,078         121,275
                                                       482,208         494,732
Financial - 16.93%
      1,200   AFLAC, Inc.                               66,710          75,900
      1,000   Allstate Corp.                            80,931          91,938
      1,300   American Financial Group, Inc.            54,559          56,388
      1,100   American Express Co.                      98,174         100,994
        500   Chase Manhattan Corp.                     58,112          67,437
        700   Chubb Corp.                               51,818          54,863
      1,100   Fleet Financial Group, Inc.               86,786          93,569
        700   Golden West Financial Corp. Delaware      61,760          67,069
                                                       558,850         608,158
Health Care - 7.99%
        800   ALZA Corp.*                               26,284          35,850
      1,300   Johnson & Johnson                         87,121          95,306
        600   Merck & Company, Inc.                     57,055          77,025
        300   Pfizer, Inc.                              16,459          29,906
        600   Schering-Plough Corp.                     46,117          49,013
                                                       233,036         287,100
Miscellaneous - 0.26%
        100   ISS Group, Inc.*                           2,200           3,888
        300   Melita International Corp.*                3,000           5,475
                                                         5,200           9,363
Technology - 13.28%
        700   A T & T Corp.                             27,791          45,937
        500   Bay Networks, Inc.*                       14,331          13,562
        950   Cisco Systems, Inc.*                      51,825          64,956
      1,800   Diebold, Inc.                             82,878          79,200
      1,100   GTE Corp.                                 58,999          65,862
        600   Hewlett-Packard Co.                       37,905          38,025
      1,200   Loral Space & Communications, Ltd.*       22,791          33,525
      1,700   National Semiconductor Corp.*             52,998          35,593
        500   Network Solutions, Inc. Cl. A*             9,000          18,562
      1,900   Scientific-Atlanta, Inc.                  39,326          37,169
        500   Seagate Technology, Inc.*                 16,113          12,625
      1,000   Tracor, Inc.*                             30,675          32,062
                                                       444,632         477,078
Transportation & Services - 1.98%
      2,400   Southwest Airlines Co.                    50,847          70,950

Total Common Stocks                                  2,962,080       3,218,450

     FACE
     AMOUNT   DESCRIPTION                               COST      MARKET VALUE
Repurchase Agreement - 17.68%
$   635,000   UMB Bank, n.a., 5.38%, due 4-1-98
              (Collateralized by $648,252
              U.S. Treasury Notes,
              6.25%, due 4-30-01)                      635,000         635,000
Total Investments - 107.28%                        $ 3,597,080       3,853,450

Other assets less liabilities - (7.28%)                              (261,634)

Total Net Assets - 100.00%
	(equivalent to $11.77 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        305,143 shares outstanding)                                $ 3,591,816


For federal income tax purposes, the identified cost of investments owned at March 31, 1998, was $3,597,080.
Net unrealized appreciation for federal income tax purposes was $256,370, which is comprised of unrealized appreciation of $317,363 and unrealized depreciation of $60,993.

*Non-income producing security

See accompanying Notes to Financial Statements.


AFBA FIVE STAR
HIGH YIELD FUND

STATEMENT OF NET ASSETS
March 31, 1998

     SHARES  COMPANY                                    COST      MARKET VALUE
Common stock  - 0.39%
      1,022   Fedders Corp. Cl. A (non-voting)     $    6,275      $     5,429

Convertible Preferred Stocks - 19.35%
      1,000   Bethlehem Steel Corp.,
                $3.50, 144A                             42,025          47,500
      1,000   Cyprus Amax Minerals Co.,
                $4, Series A*                           49,625          48,500
      1,800   Freeport-McMoran Copper & Gold, Inc.,
                dep. shrs. repstg. gold pfd.            37,957          41,062
      1,700   ICO, Inc.,
                dep. shrs. repstg. 1/4 pfd. cv.         38,687          37,719
        500   Kmart Financing I,
                7.750% tr. cv. pfd. secs.               27,786          31,375
        300   Loral Space & Communications Ltd.,
                Series C                                15,363          22,575
      1,000   McDermott International, Inc.,
                Series A                                35,121          41,375
Total Convertible Preferred Stocks                     246,564         270,106

     FACE
     AMOUNT   DESCRIPTION                                 COST    MARKET VALUE
Corporate Bonds - 11.83%
$    30,000   Argosy Gaming Co.,
                13.25% 1st. mtg. note,
                due 6-1-04                              29,911          33,450
     35,000   CompUSA, Inc.,
                9.50% gtd. sr. sub. note,
                due 6-15-00                             35,949          36,269
      5,000   Giant Industries, Inc.,
                9.75% gtd. sr. sub. note,
                due 11-15-03                             5,150           5,213
      5,000   HS Resources, Inc.,
                9.875% sr. sub. note,
                due 12-1-03                              5,100           5,200
     20,000   Kmart Corp.,
                8.25% note,
                due 1-1-22                              19,220          20,283
      5,000   Nortek, Inc.,
                9.875% sr. sub. note,
                due 3-1-04                               5,185           5,206
      5,000   Pilgrim's Pride Corp.,
                10.875% sr. sub. note,
                due 8-1-03                               5,200           5,262
      5,000   United Refining Co.,
                10.75% sr. note, Series B,
                due 6-15-07                              4,975           5,275
     50,000   Wiser Oil Co. Delaware,
                9.50% sr. sub. note,
                due 5-15-07                             49,463          48,875
Total Corporate Bonds                                  160,153         165,033

Convertible Corporate Bonds - 28.78%
     15,000   Air & Water Technologies Corp.,
                8.00% sub. deb.,
                due 5-15-15                             12,650          12,469
     32,000   Allwaste, Inc.,
                7.25% sub. deb.,
                due 6-1-14                              31,875          29,520
     25,000   Danka Business Systems PLC,
                6.75% sub. note,
                due 4-1-02                              23,969          24,031
     50,000   HMT Technology Corp.
                5.75% sub. note,
                due 1-15-04                             44,838          42,750
     45,000   Integrated Device Technology, Inc.,
                5.50% sub. note,
                due 6-1-02                              38,631          40,331
     50,000   Intevac, Inc.,
                6.50% sub. note 144A,
                due 3-1-04                              44,347          38,813
     40,000   Key Energy Group, Inc.,
                5.00% sub. note,
                due 9-15-04                             33,500          33,500
     40,000   Micron Technology, Inc.,
                7.00% sub. note,
                due 7-1-04                              40,000          38,550
     10,000   Moran Energy Inc.,
                8.75% sub. deb.,
                due 1-15-08                              9,288           9,850
     50,000   National Semiconductor Corp.,
                6.50% sub. note 144A,
                due 10-1-02                             48,562          48,437
     10,000   OHM Corp., 8.00% sub. deb.,
                due 10-1-06                              9,650           9,775
     10,000   Oryx Energy Co.,
                7.50% sub. deb.,
                due 5-15-14                              9,962          10,025
      5,000   Swift Energy Co.,
                6.25% sub. note,
                due 11-15-06                             4,930           4,900
     50,000   VLSI Technology, Inc.,
                8.25% sub. note,
                due 10-1-05                             50,000          49,688
     10,000   Weston (Roy F.), Inc.,
                7.00% sub. deb.,
                due 4-15-02                              8,800           9,038
Total Convertible Corporate Bonds                      411,002         401,677

Repurchase Agreement - 24.36%
    340,000   UMB Bank, n.a., 5.38%, due 4-1-98
              (Collateralized by $347,203
              U.S. Treasury Notes,
              6.25%, due 4-30-01)                      340,000         340,000
Total Investments - 84.71%                         $ 1,163,994       1,182,245

Other assets less liabilities - 15.29%                                 213,335

Total Net Assets - 100.00%
	(equivalent to $10.62 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        131,377 shares outstanding)                                $ 1,395,580



For federal income tax purposes, the identified cost of investments owned at March 31, 1998, was $1,163,994.
Net unrealized appreciation for federal income tax purposes was $18,251, which is comprised of unrealized appreciation of $33,853 and unrealized depreciation of $15,602.

*Non-income producing security

See accompanying Notes to Financial Statements.


AFBA FIVE STAR
USA GLOBAL FUND

STATEMENT OF NET ASSETS
March 31, 1998

     SHARES   COMPANY                                   COST      MARKET VALUE
Common Stocks - 77.64%
Basic Materials - 1.75%
      1,000   Praxair, Inc.                        $    49,039     $    51,438

Capital Goods - 12.87%
        900   Air Products & Chemicals, Inc.            74,720          74,588
        200   Applied Materials, Inc.*                   9,431           7,063
      1,000   Boeing Co.                                55,775          52,125
      1,200   Rockwell International Corp.              62,692          68,850
      1,900   Teleflex, Inc.                            64,507          79,800
      1,100   TRW, Inc.                                 61,849          60,638
        800   York International Corp.                  37,384          36,000
                                                       366,358         379,064
Consumer Cyclical - 3.70%
      1,400   Interface, Inc.                           38,606          58,187
        900   Lear Corp.*                               39,989          50,738
                                                        78,595         108,925
Consumer Staples - 17.56%
        900   Bestfoods, Inc.                           86,495         105,187
        800   Coca-Cola Co.                             51,109          61,950
        300   Gillette Co.                              35,546          35,606
      2,100   McDonald's Corp.                         105,630         126,000
      1,600   Sara Lee Corp.                            76,799          98,600
      1,100   Wrigley, (Wm.) Jr. Co.                    81,830          89,925
                                                       437,409         517,268
Energy - 7.56%
      1,000   McDermott International, Inc.             33,550          41,313
        800   Mobil Corp.                               59,862          61,300
        300   Pride International, Inc.*                 9,138           7,163
        900   Texaco, Inc.                              55,209          54,225
      1,600   Triton Energy Ltd. Cayman Islands Cl. A*  59,130          58,800
                                                       216,889         222,801
Financial - 2.58%
      1,200   AFLAC, Inc.                               62,598          75,900

Health Care - 11.08%
        300   American Home Products Corp.         $    23,190     $    28,612
        900   Bristol Myers-Squibb Co.                  77,258          93,881
      1,100   Johnson & Johnson                         66,893          80,644
        500   Pfizer, Inc.                              31,112          49,844
        900   Schering-Plough Corp.                     46,295          73,519
                                                       244,748         326,500
Technology - 20.54%
      1,400   AMP, Inc.                                 67,745          61,337
      1,500   Analog Devices, Inc.*                     47,431          49,875
        250   Applied Micro Circuits Corp.*              2,000           5,625
      1,200   Bay Networks, Inc.*                       37,097          32,550
      1,200   Cisco Systems, Inc.*                      65,675          82,050
      1,200   Hewlett-Packard Co.                       79,297          76,050
      3,800   HMT Technology Corp.*                     50,849          49,162
      1,600   Integrated Device Technology, Inc.*       19,287          22,500
      3,500   Intevac, Inc.*                            34,000          26,906
        200   Microsoft Corp.*                          13,675          17,900
        500   Motorola, Inc.                            38,444          30,312
      1,900   National Semiconductor Corp.*             63,989          39,781
      2,500   OSI Systems, Inc.*                        33,750          29,062
      1,200   Seagate Technology, Inc.*                 42,685          30,300
      1,300   Thermoquest Corp.*                        20,215          23,400
      1,600   Western Digital Corp.*                    32,730          28,100
                                                       648,869         604,910
Total Common Stocks                                  2,104,505       2,286,806

Repurchase Agreement - 24.45%
$   720,000  UMB Bank, n.a., 5.38%, due 4-1-98
             (Collateralized by $735,315
             U.S. Treasury Notes,
             6.25%, due 4-30-01)                   $   720,000     $   720,000
Total Investments - 102.09%                        $ 2,824,505       3,006,806

Other assets less liabilities - (2.09%)                               (61,636)

Total Net Assets - 100.00%
        (equivalent to $11.17 per share;
        10,000,000 shares of $1.00 par value
        capital shares authorized;
        735,315 shares outstanding)                                $ 2,945,170



For federal income tax purposes, the identified cost of investments owned at March 31, 1998, was $2,824,505.
Net unrealized appreciation for federal income tax purposes was $182,301, which is comprised of unrealized appreciation of $271,361 and unrealized depreciation of $89,060.

*Non-income producing security

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
March 31, 1998

                                        BALANCED        EQUITY          HIGH YIELD      USA GLOBAL
                                        FUND            FUND            FUND            FUND
ASSETS:
  Investments, at value
    (identified cost $1,591,033,
    $3,597,080, $1,163,994, and
    $2,824,505, respectively)           $ 1,669,112     $ 3,853,450     $ 1,182,245     $ 3,006,806
  Cash                                       20,574          -              198,141          31,248
  Dividends receivable                          924           2,803             551           1,372
  Interest receivable                        14,495          -               14,643          -
    Total assets                          1,705,105       3,856,253        1,395,580      3,039,426
LIABILITIES AND NET ASSETS:
  Cash overdraft                             -                5,889           -              -
  Payable for investments purchased          -              258,548           -              94,256
    Total liabilities                        -              264,437           -              94,256
NET ASSETS                              $ 1,705,105     $ 3,591,816     $ 1,395,580     $ 2,945,170

NET ASSETS CONSIST OF:
  Capital (capital stock and
    paid-in capital)                    $ 1,615,664     $ 3,331,349     $ 1,365,908     $ 2,796,964
  Accumulated undistributed net
    investment income                         2,676           5,024           2,569           5,253
  Accumulated undistributed net
    realized gain (loss)
    on investment transactions                8,686           (927)           8,852        (39,348)
  Net unrealized appreciation in
    value of investments                     78,079         256,370          18,251         182,301
NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES                    $ 1,705,105     $ 3,591,816     $ 1,395,580     $ 2,945,170

Capital shares, $1.00 par value
  Authorized                             10,000,000      10,000,000      10,000,000      10,000,000
  Outstanding                               149,658         305,143         131,377         263,704

NET ASSET VALUE PER SHARE               $     11.39     $     11.77     $     10.62     $     11.17

See accompanying Notes to Financial Statements.


STATEMENTS
OF OPERATIONS
Period from June 3, 1997 (inception)
to March 31, 1998

                                        BALANCED        EQUITY          HIGH YIELD      USA GLOBAL
                                        FUND            FUND            FUND            FUND
INVESTMENT INCOME:
  Income:
    Dividends                           $     8,109     $    18,973     $     6,114     $    13,168
    Interest                                 25,722          15,016          31,849          18,989
                                             33,831          33,989          37,963          32,157

   Expenses (Note 2):
     Management fees                          6,582          17,203           5,759          15,266
     Registration fees and expenses             632             631             632             596
       Total expenses before
         reimbursement                        7,214          17,834           6,391          15,862
       Less: expense reimbursement            (105)            -              (171)            -
       Net expenses                           7,109          17,834           6,220          15,862
       Net investment income                 26,772          16,155          31,743          16,295

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain from
    investment transactions
    (excluding repurchase agreements):
    Proceeds from sales of investments      376,992       1,301,197         127,134         587,005
    Cost of investments sold                364,932       1,286,825         118,143         626,089
      Net realized gain (loss) from
        sales of investments                 12,060          14,372           8,991        (39,084)
   Unrealized appreciation on
     investments:
     Beginning of period                       -               -               -               -
     End of period                           78,079         256,370          18,251         182,301
     Increase in net unrealized
       appreciation on investments           78,079         256,370          18,251         182,301
       Net gain on investments               90,139         270,742          27,242         143,217
       Increase in net assets resulting
         from operations                $   116,861     $   286,897     $    58,985     $   159,512

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS
Period from June 3, 1997 (inception)
to March 31, 1998

                                        BALANCED        EQUITY          HIGH YIELD      USA GLOBAL
                                        FUND            FUND            FUND            FUND
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                 $    26,722     $    16,155     $    31,743     $    16,295
  Net realized gain (loss) from
    investment transactions                  12,060          14,372           8,991        (39,084)
  Net unrealized appreciation of
    investments during the period            78,079         256,370          18,251         182,301
     Net increase in net assets
       resulting from operations            116,861         286,897          58,985         159,512

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                    (24,099)        (11,184)        (29,227)        (11,095)
  Net realized gain from
    investment transactions                 (3,374)        (14,372)           (139)           -
  In excess of realized gains                 -               (927)           -               (264)
    Total distributions to shareholders    (27,473)        (26,483)        (29,366)        (11,359)

INCREASE FROM CAPITAL SHARE
  TRANSACTIONS:*
  Proceeds from shares sold               1,510,881       3,321,890       1,244,279       2,825,803
  Net asset value of shares issued for
    reinvestment of distributions            25,275          26,084          26,676          11,160
                                          1,536,156       3,347,974       1,270,955       2,836,963
  Cost of shares repurchased               (20,492)       (116,625)         (5,047)       (139,999)
    Net increase from capital share
      transactions                        1,515,664       3,231,349       1,265,908       2,696,964
      Total increase in net assets        1,605,052       3,491,763       1,295,527       2,845,117

NET ASSETS:
  Beginning of period                       100,053         100,053         100,053         100,053
  End of period (including undistributed
    net investment income of $2,676,
    $5,024, $2,569, and $5,253,
    respectively)                       $ 1,705,105     $ 3,591,816     $ 1,395,580     $ 2,945,170

*Shares issued and repurchased:
   Number of shares sold                    139,198         303,234         119,303         265,844
   Number of shares issued for
    reinvestment of distributions             2,331           2,466           2,558           1,116
   Number of shares repurchased             (1,871)        (10,557)           (484)        (13,256)
     Net increase                           139,658         295,143         121,377         253,704

**Distributions to shareholders:
   Income dividends per share           $     .2343     $     .0465     $     .3184     $     .0498
   Capital gains distribution per share $     .0357     $     .0635     $     .0016     $     .0012

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL
STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Corporate stocks, bonds and options traded on a national securities exchange or national market are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors.

B. Federal and State Taxes - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.

C. Expense Limitation - Jones & Babson, Inc., the underwriter and distributor of the Fund, has voluntarily agreed to pay certain expenses of the Fund so that the total annual operating expenses of a portfolio will not exceed 1.08% of its average daily net assets.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to AFBA Investment Management Company at the rate of 1% per annum of the average daily net asset values of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Funds' shares for sale in any jurisdiction.

3. INVESTMENT TRANSACTIONS:
Investment transactions for the period from June 3, 1997 (inception) to March 31, 1998, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Balanced Fund
	Purchases		$	1,615,896
        Proceeds from sales               376,992

Equity Fund
	Purchases		$	4,248,905
        Proceeds from sales             1,301,197

High Yield Fund
        Purchases               $         942,052
        Proceeds from sales               127,134

USA Global Fund
	Purchases		$	2,700,594
        Proceeds from sales               587,005


FINANCIAL HIGHLIGHTS
Period from June 3, 1997 (inception)
to March 31, 1998

Condensed data for a share of capital
stock outstanding throughout the period.

                                        BALANCED        EQUITY          HIGH YIELD      USA GLOBAL
                                        FUND            FUND            FUND            FUND
Net asset value, beginning of period    $     10.01     $     10.01     $     10.01     $     10.01
  Income from investment operations:
    Net investment income                      0.25            0.06            0.34            0.07
    Net gains on securities
      (both realized and unrealized)           1.40            1.81            0.59            1.14
  Total from investment operations             1.65            1.87            0.93            1.21
  Less distributions:
    Dividends from net investment income     (0.23)          (0.05)          (0.32)          (0.05)
    Distributions from capital gains         (0.04)          (0.06)            -               -
  Total distributions                        (0.27)          (0.11)          (0.32)          (0.05)
Net asset value, end of period          $     11.39     $     11.77     $     10.62     $     11.17
Total return                                 16.64%          18.81%           9.37%          12.16%

Ratios/Supplemental Data
Net assets, end of period
  (in millions)                         $        2      $        4      $         1      $        3
Ratio of expenses
  to average net assets                      1.08%           1.04%            1.08%           1.04%
Ratio of net investment income
  to average net assets                      4.06%           0.94%            5.51%           1.07%
Ratio of expenses
  to average net assets before
  voluntary expense reimbursement            1.10%            -               1.11%            -
Ratio of net investment income
  to average net assets before
  voluntary expense reimbursement            4.04%            -               5.48%            -
Portfolio turnover rate                        57%            76%               31%             42%
Average commission paid per
  equity share traded                   $   0.0447      $  0.0500       $      -         $   0.0498

Performance ratios are annualized, except total return.

See accompanying Notes to Financial Statements.


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
AFBA Five Star Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of AFBA Five Star Fund, Inc. (the Fund) (comprised of the Balanced, Equity, High Yield and Global portfolios) as of March 31, 1998, the related statements of operations and changes in net assets, and financial highlights for the period from June 3, 1997 (inception) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1998, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at March 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the period from June 3, 1997 (inception) to March 31, 1998, in conformity with generally accepted accounting principles.

                                        /s/ ERNST & YOUNG LLP
Kansas City, Missouri
May 8, 1998

This report has been prepared for the information of the Shareholders of the AFBA Five Star Fund, and is not to be construed as an offering of the shares of the Fund. Shares of the Fund are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.




AFBA FIVE STAR FUND SM

AFBA Five Star Balanced Fund
AFBA Five Star Equity Fund
AFBA Five Star High Yield Fund
AFBA Five Star USA Global Fund


AFBA Investment Management Company
909 N. Washington Street
Alexandria, Virginia 22314
1-800-243-9865

Shareholder Inquiries 1-888-578-2733


JB17E-2                                 5/98